SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    November 4, 1996
                                                     ----------------


                             S.O.I. INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


                         Commission file number 1-12572

          Delaware                                       59-2158586
  (State of Incorporation)                   (IRS Employer Identification No.)

              16910 Dallas Parkway, Suite 100, Dallas, Texas        75248
               (Address of principal executive offices)          (Zip Code)


                                 (972) 248-1922
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets.


On November 4, 1996, Doblique Energy Corporation ("Doblique"), a wholly-owned subsidiary of S.O.I. Industries, Inc. (the "Registrant"), closed an acquisition of domestic producing oil and gas properties for a total purchase price of $1,865,689 from Magnum Hunter Production, Inc. The purchase price was comprised of $100,000 payable on November 20, 1996, a $1,615,689 promissory note and 120,000 shares of the Registrant's newly-issued shares of its Series A convertible preferred stock (convertible into 120,000 shares of the Registrant's common stock). The promissory note is secured by the acquired properties with a term of 36 months, bearing interest at 12% per annum. The value assigned to the Series A convertible preferred stock was based on the thirty day average closing price of the Registrant's common stock, as traded on the American Stock Exchange, discounted by 25%. The acquisition had an effective date of October 1, 1996.

The properties are concentrated in Oklahoma, Texas and New Mexico and include ownership interest in 53 wells. The properties contain proved reserves estimated by a third party petroleum engineer of 214,381 barrels of oil and 1,318,164 mcf of natural gas. The present value of the properties, discounted at 10% (using constant prices and costs) was approximately $2.2 million as of the effective date of October 1, 1996.


Item 7.  Financial Statements and Exhibits.

(a) Financial statements of business acquired. Required Financial Statements for the acquired business described in Item 2 are unavailable as of the date of this filing, but will be filed within 60 days.

(b)      Pro  forma   financial   information.   Required  pro  forma  financial
         information are unavailable as of the date of this filing, but will be filed within 60 days.

(c)      Exhibits.

          2.1  Asset  purchase  and  sale  agreement   between  Doblique  Energy
               Corporation,   S.O.I.   Industries,   Inc.   and  Magnum   Hunter
               Production, Inc., dated November 4, 1996.

          10.1 Term promissory note between Doblique Energy Corporation and Magnum Hunter Production, Inc., dated November 4, 1996.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:            November 19, 1996                S.O.I. INDUSTRIES, INC.


                                                    /s/ Kevin B. Halter
                                        By:  _________________________________
                                                 Kevin B. Halter, President

                                   Exhibit 2.1

                        ASSET PURCHASE AND SALE AGREEMENT

         THIS ASSET PURCHASE AND SALE AGREEMENT (this "Agreement"), dated as of this 4th day of November, 1996, is executed by and among Magnum Hunter
Production, Inc. or its assigns, hereinafter collectively referred to as "Seller", and Doblique Energy Corporation, hereinafter referred to as "Buyer", and S.O.I. Industries, Inc., hereinafter referred to as Buyer's "Parent" Company.

                                    ARTICLE I

                               DEFINITION OF TERMS

         As used herein, the terms specified below shall have the following meanings:

SECTION 1.1:      Properties

         The term "Properties" shall include each kind or character of right, title, claim or interest which the Seller, has in the oil, gas and/or mineral leases as more particularly described in Exhibit "A", which is attached hereto and incorporated herein, as of the Closing date, including all mineral interests and royalty interests owned by Seller, all ratifications, extensions and renewals thereof, any unitization, farmout or forced pooling agreements associated therewith, the interest in or units created by such agreements, and all easements, permits, servitudes, rights-of-way, licenses, operating agreements, and oil and/or gas purchase/sale agreements directly related thereto. Notwithstanding the above, the term Properties shall not, however, include the following properties, rights, interest or assets:

         (a) Any right, title or interest of Seller in or to any accounts receivable, money held in escrow or suspense accounts, or future receipts attributable to Seller's interest in the oil and gas and other hydrocarbons produces and sold from the Properties before the Effective Date.

         (b) All claims and causes of action of Seller against others (except claims or causes of action involving title to any of the Properties) arising from acts or transactions affecting or relating to any of the Properties occurring prior to the Effective Date including, but not limited to, rights and claims against purchasers of production, rights to rate entitlements arising from regulatory proceedings and other monetary claims or rights against others.

SECTION 1.2:      Personalty

         The term "Personalty" shall include the following rights and interests:

         (a) All right, title or interest which Seller has in or to any personal property, and improvements located on the Properties described on Exhibit "A", which are attached to and made a part hereof and incorporated herein, as of the Closing Date (including, but not limited to, wells, tanks, boilers, fixtures, inventories, machinery and other equipment) for the exploration, development, operation and maintenance of the Properties and related equipment and inventory.

SECTION 1.3:      Existing Wells

         The term "Existing Wells" shall mean the oil, gas and/or mineral wells located on the Properties which are currently producing or non-producing and which are more particularly described in Exhibit "A", which is attached hereto and incorporated herein.

                                   ARTICLE II

                         AGREEMENT TO PURCHASE AND SALE

SECTION 2.1:      Agreement

         On the terms and subject to the conditions herein set forth, Buyer agrees to purchase Seller's right, title, and interest in the Properties, Existing Wells and Personalty from Seller and Seller agrees to sell, transfer, assign and convey to Buyer, Seller's right, title and interest in the Properties, Existing Wells and Personalty as further described on Exhibit "A".

SECTION 2.2:      Purchase Price

         The purchase price agreed to be paid by Buyer for Seller's right, title and interest in the Properties, Existing Wells and Personalty is One Million Eight Hundred Fifty Thousand Dollars and No Cents ($1,850,000) (the "Base Purchase Price"), subject to any applicable purchase price adjustment as provided for herein. The total consideration will be structured as follows:

         (a) One Hundred Fifty Thousand Dollars and No Cents ($150,000.00) in fully paid and nonassessable shares of S.O.I. Industries, Inc. restricted convertible preferred stock, the terms of which are attached as outlined on Exhibit "D," free and clear of all liens and encumbrances, the value of which is based upon the thirty
               (30) day average closing price prior to October 15, 1996, as traded on the American Stock Exchange, discounted by twenty-five percent (25%), due at the time of Closing; and

          (b) One Million Seven Hundred Fifteen Thousand Six Hundred Eighty-Nine Dollars and No Cents ($1,715,689.00) Promissory Note secured by i) the Properties described on Exhibit "A" and ii) 750,000 shares of common stock, $0.0002 par value of Digital Communications Technology Corporation, free and clear of all liens and encumbrances. The Promissory Note will bear interest at twelve percent (12%) per annum and have a term of thirty-six (36) months. A One Hundred Thousand Dollar and No Cents ($100,000.00) payment will be due November 20, 1996. Thereafter, interest and principal will be due and payable monthly beginning December 1, 1996 from one hundred percent (100%) of the net oil and gas income, after lease operating expenses and monthly management fees due to Gruy Petroleum Management Co. The Promissory Note will have the unconditional corporate guaranty of S.O.I. Industries, Inc.

         The above allocation represents the fair market value as determined and agreed to by the parties. All assets sold under this Agreement are Class III assets as defined under IRS Treas. Reg. 1.060 - 1T. The parties agree that the above allocation shall be reported on Form 8594 or similar form to be filed by Buyer or Seller with the Internal Revenue Service and any other taxing authority requiring allocation of the purchase price and said allocation shall be consistent with this






                                    2 of 18

Section 2.2. In the event any taxing authority questions the above allocations, the parties agree to make any modifications that may be required to this allocation after consultation with one another and mutual agreement to the same.

SECTION 2.3:   Effective Time, Closing Date and Closing

         The "Effective Time" of the sale shall be October 1, 1996, at 7:00 a.m. CDT. Buyer's purchase of Seller's interest pursuant to this Agreement shall take place on or before 2 p.m. Central Daylight Time on November 4, 1996, which date and time shall herein be referred to as the "Closing Date". The place of "Closing" shall be at the offices of Buyer, located at 600 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039.

SECTION 2.4:   Base Purchase Price Adjustment

The Base Purchase Price shall be increased by:

     (a) All expenditures paid by Seller in connection with the operation, maintenance or repair of the Properties from the Effective Time to Closing (as herein defined);

     (b) All prepaid expenses paid by Seller attributable to the Properties from the Effective Time to Closing, including, but not limited to, any delay rentals or shut-in royalties;

     (c) All underproduced gas imbalances as of the Effective Date as reflected on Exhibit "B" attached hereto, the value of such gas production imbalance adjustment shall be calculated by multiplying the net volume of gas in the account by $2.42 per MCF (thousand cubic feet before Btu adjustment) which Seller represents is the most current price received for the Properties where gas balancing is an issue;

     (d)  Any other amount agreed upon in writing by Buyer and Seller;

and shall be reduced by:

     (e) The ownership interest proportioned to the Base Purchase Price for which title cannot be delivered on those Properties outlined on Exhibit "A", but in on event, shall such amount exceed 10% of the Base Purchase Price;

     (f) All proceeds received by Seller from sales of production attributable to the Properties that is produced from the Effective Time to Closing (net of burdens, production and severance taxes deducted therefrom and paid by or on behalf of Seller);

     (g) All other proceeds received by Seller which are attributable to the Properties from the Effective Time to Closing;

     (h) All overproduced gas imbalances as of the Effective Date as reflected on Exhibit "B" attached hereto, the value of such gas production imbalance adjustment shall be calculated by multiplying the net volume of gas in the account by $2.42 per MCF (thousand cubic feet before Btu adjustment) which Seller represents is the most current price received for the Properties where gas balancing is an issue;




                                    3 of 18

     (i)  Any other amount agreed upon in writing by Buyer and Seller.

                                   ARTICLE III
                             REPRESENTATION OF BUYER
                         CONCERNING PURCHASE OF PROPERTY

SECTION 3.1:   Buyer's Representations

     (a) Buyer represents to Seller that Buyer has available to it oil and gas expertise or has in Buyer's employ qualified Geologists, Engineers, Professional Counsel or industry knowledgeable personnel to competently evaluate reserves of oil and gas remaining beneath the Properties represented by this Agreement, and, based upon Buyer's appraisal of this property, Buyer has ascertained a minimum market value of $1,850,000.00 for Seller's ownership interest in the Properties and Personalty and Existing Wells, as of the Effective Time.

     (b) Buyer acknowledges Seller has made no representations, either expressed or implied, as to the remaining oil and gas reserves recoverable beneath the Properties represented in this Agreement which has not been subsequently reviewed by Buyer and Buyer's independent reservoir engineer(s).

     (c) Buyer acknowledges that Seller has made no representations, either expressed or implied, in regard to the value of the Properties, Personalty and Existing Wells.

     (d)  Buyer is incorporated in the State of Texas.

                                   ARTICLE IV
                                     CLOSING

SECTION 4.1:   Actions to be Taken at Closing

         At the time of Closing, the following events and actions shall occur:

     (a) Seller shall execute and deliver to Buyer Assignments, Bills of Sale and Conveyances covering Seller's interest in the Personalty and Oil and Gas Leases, including Seller's ownership interest in the Existing Wells and Properties described in the attached Exhibit "A", subject to any depth limitation of record.

          Said Assignments, Bills of Sale and Conveyances shall be without warranties of merchantability or fitness for a particular purpose, either express or implied except for those in Section 5.1(c). However, said Assignments, Bills of Sale and Conveyances of Oil and Gas Leases shall be with special warranty of title as against claims asserted by, through or under Seller, but not otherwise, and shall also include a warranty against mortgages, liens, judgments, security interests, and encumbrances of any kind created by, through or under Seller, but not otherwise. Said Assignments, Bills of Sale and Conveyances of Oil and Gas Leases shall be made specifically subject to all of the terms and provisions of this Agreement, all of which shall survive the Closing.

      (b) Buyer shall make payment to Seller for the full purchase price by executing a promissory note and providing a corporate guarantee from Buyer's parent company, S.O.I. Industries, Inc., and causing Buyer's parent company, S.O.I. Industries, Inc., to issue Seller a stock




                                    4 of 18
          certificate representing one hundred twenty thousand (120,000) aggregate shares of fully paid and nonassessable securities of S.O.I. Industries, Inc. Convertible Preferred Stock (restricted), free and clear of all liens and encumbrances. The number of shares of such stock will be based upon the following:

               The Convertible Preferred Stock consideration will be calculated based upon the average of the closing price of S.O.I. Industries, Inc. common stock thirty (30) business (trading) days prior to October 15, 1996 as traded on the American Stock, discounted by twenty-five percent (25%).

     (c) Seller shall maintain on behalf of Buyer all well files. Seller shall deliver to Buyer completed and executed pertinent forms on the wells necessary for the change of ownership. Buyer and Seller shall each deliver to the other such other documents, certificates, opinions and materials as are required under the provisions of this Agreement, including the accounting and funds in payment thereof as provided for in Sections 2.4 herein.

     (d) The Seller agrees to pay all sales taxes incurred in connection with the conveyances and assignments made pursuant to this Agreement, if applicable.

SECTION 4.2:   Conditions to Obligations of Buyer

         The obligations of Buyer pursuant to this Agreement are subject to the conditions that on the Closing Date:

     (a) All terms, covenants and conditions and warranties made by the Seller in this Agreement shall be true and correct as of the Closing Date.

     (b) No action or proceeding by or before any court or other governmental body shall have been instituted or threatened to restrain, prohibit or invalidate the transactions contemplated hereby or which might affect the right of Buyer to own, control and enjoy the full benefit of the Personalty, Existing Wells and the Properties after the Closing Date.

     (c) Due Diligence Investigation. Buyer shall have completed its due diligence investigation of the Properties on or before November 1, 1996 (the "Due Diligence Period"), and the results of such investigation shall be satisfactory to Buyer in all respects, as determined in Buyer's sole discretion. Buyer shall notify Seller in writing of Buyer's determination of whether or not the due diligence investigation was satisfactory to Buyer.

SECTION 4.3:   Termination Events

         This Agreement may, by written notice given at or prior to the Closing in the manner hereinafter provided, be terminated:

     (a) by either Buyer or Seller if a material default or breach shall be made by the other party hereto with respect to the due and timely performance of any of its covenants and agreements contained herein, or with respect to the due compliance with any of its representations, warranties or covenants, and such default cannot be cured and has not been waived;




                                    5 of 18

     (b) by Buyer if all of the conditions set forth in Section 4.2 shall not have been satisfied on or before the Closing Date, other than through failure of Buyer to fully comply with its obligations hereunder, and shall not have been waived by Buyer on or before such date;

     (c)  by mutual written consent of Buyer and Seller; or

     (d) by either Buyer or Seller if the Closing shall not have occurred, other than through failure of any such party to fulfill its obligations hereunder, on or before November 4, 1996 or such later date as may be mutually agreed upon by the parties.

         Each party's right of termination hereunder is in addition to any other rights it may have hereunder or otherwise and the exercise of a right of termination shall not be an election of remedies.

SECTION 4.4:   Effect of Termination

         In the event this Agreement is terminated pursuant to Section 4.3, all further obligations of the parties hereunder shall terminate; provided that, if this Agreement is so terminated by a party because one or more of the conditions to such party's obligations hereunder is not satisfied as a result of the other party's willful failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies for breach of contract or otherwise, including, without limitation, damages relating thereto, shall also survive such termination unimpaired.


                                    SECTION V

                    REPRESENTATIONS AND WARRANTIES OF SELLER

SECTION 5.1:   Representations and Warranties of Seller

         Seller hereby represents and warrants to Buyer, that:

     (a) This Agreement constitutes the valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

     (b) Seller will permit Buyer full access at all reasonable times on or before November 4, 1996, or such other extension date as may be mutually agreed upon in writing by Buyer and Seller.

     (c) Seller has good and defensible title to the Real Property Interests and tangible and intangible personal property owned by it that comprise the Properties, free and clear of Liens, other than liens and defects of title which do not, individually or in the aggregate, materially detract from the value of the Assets or the use or enjoyment thereof in the ordinary course of business.

          The equipment associated with the operation of the Properties (i) is in good operating condition, order and repair, subject to ordinary wear and tear, and has been maintained in accordance with standard industry practice; (ii) is capable of being used for the purpose for which it is intended without present need for repair or replacement except in the ordinary course of the business; (iii) conforms in all material respects with all applicable legal requirements known to Seller; and (iv) in the aggregate provides the capacity to enable Seller to engage in commercial




                                    6 of 18
          operation on a continuous basis (subject to normal maintenance and repair in the ordinary course). All of the equipment constituting the operating of the Properties is adequate and sufficient for all operations conducted by Seller in substantially the same manner as conducted prior to the Closing.

          All real and tangible personal properties held by Seller under lease are held under valid and binding lease agreements that are in full force and effect. To Seller's knowledge, Seller is not in default, and no notice of alleged default has been received by Seller, under any such lease and no lessor is in default or alleged to be in default thereunder. None of the rights of Seller under any lease will be impaired by the consummation of the transactions contemplated by this Agreement.

     (d) To Seller's knowledge, all easements, rights-of-way, permits, crossing agreements and surface rights included with the Properties are in full force and effect and are valid and subsisting and freely assignable, and all rentals and other payments due thereunder have been properly and timely paid and all conditions necessary to keep them in force have been duly performed.

     (e)  Environmental Matters

          (i) To Sellers' knowledge, no written notice, notification, demand, request for information, citation, summons, complaint or order has been received, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or has been threatened by a governmental entity or other party with respect to any
          (A) alleged violation by Seller of any Environmental Laws, (B) alleged failure by Seller to have any environmental permit, certificate, license, approval, registration or authorization required in connection with the conduct of the Business or (C) Regulated Activity conducted by Seller.

          (ii) To Seller's knowledge, Seller has no material Environmental Liabilities and there has been no release of Hazardous Substances into the environment by Seller or with respect to any of its properties which has had, or would reasonably be expected to have, a material adverse effect on Seller.

          (iii) During the period of time Seller has owned the Properties, Seller is not aware of the existence of any mercury meters on or attached to any part of the Properties.

          (iv) For the purposes of this Agreement, the following terms have the following meanings:

               "Environmental Laws" shall mean all Federal, state and local statutes, laws, regulations, ordinances, rules, judgements, orders, decrees, codes, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements, and governmental restrictions applicable to the Properties now in effect and relating to human health, the environment or to emissions, discharges or releases of pollutants, containments, Hazardous Substances or wastes into the environment or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

               "Environmental Liabilities" shall mean all liabilities, whether vested or unvested, contingent or fixed, actual or potential, which (i) arise under or relate to Environmental Laws and (ii) relate to actions occurring or conditions existing on or prior to the Effective Time.




                                    7 of 18

               "Hazardous Substances" shall mean any toxic, radioactive, caustic or otherwise hazardous substance, including glycol and petroleum, their derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

               "Regulated  Activity"  shall  mean  any  generation,   treatment,
               storage, recycling, transportation, disposal or release of any Hazardous Substances.

     (f) Licenses and Permits. Seller possesses all the licenses, permits authorizations, approvals, registrations and other rights of every kind and character ("Permits"), copies of all which have been delivered to Buyer. Such Permits constitute all the Permits necessary under law or otherwise for Seller to construct, own, operate, maintain and use the Assets in the manner in which they are now being constructed, operated, maintained and used. Each of such Permits and Seller's rights with respect thereto (i) is valid and substituting, in full force and effect, and enforceable by Seller, and (ii) following consummation of the transactions contemplated hereby, will continue to be valid and subsisting in full force and effect, and enforceable by Buyer without any consent or approval of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign or third party; or in lieu of such existing Permits, replacement or substitute Permits will be available to or obtainable by Buyer at little or no cost in the ordinary course after application by Buyer thereof. To Seller's knowledge, Seller is in compliance in all material respects with the terms of such Permits. None of such Permits have been, or to the knowledge of Seller, is threatened to be, revoked, canceled, suspended or modified.

     (g) Disclosure. No representation, warranty or covenant by Seller contained in this Agreement or the Exhibits or Schedules hereto, or any agreement, document or instrument to be delivered at the Closing by Seller, contains or shall contain any untrue statement of a material fact or omits or shall omit to state therein a material fact (other than those facts generally recognized to be industry risks normally associated with the Properties) necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Copies of all documents furnished to Buyer in connection with this Agreement or pursuant hereto are true and complete in all material respects. Seller knows of no facts (other than those facts generally recognized to be industry risks normally associated with the Properties) related to the Properties which have not been disclosed in writing to Buyer which materially and adversely affect or will materially and adversely affect such Properties or the ability Seller to perform this Agreement.

                                   ARTICLE VI

                       AGREEMENTS AND COVENANTS OF SELLER

SECTION 6.1:   Affirmative Covenants

     During the period from the Effective Time to the Closing Date, Seller has:

     (a) Carried on the business with respect to the Personalty, Properties and the Existing Wells in a prudent and diligent manner in accordance with prevailing industry standards;




                                    8 of 18

     (b) Promptly notified Buyer of the receipt of any notice or claim, written or oral, of default, breach by Seller, or of any termination or cancellation of any material contract, lease or other agreements relating to the Properties, Personalty or Existing Wells;

     (c) Promptly notified Buyer of the loss of or damage to any of the Personalty or Existing Wells;

     (d) Given prompt notice to Buyer of any claims or litigation, threatened or instituted or any other material event or occurrence involving or affecting any of the Properties, Personalty or Existing Wells; and

     (e)  Reasonably   cooperated  with  the  Buyer  in  endeavoring  to  obtain
          additional title and other information with respect to the Properties, Personalty or Existing Wells.

                                   ARTICLE VII

                     REPRESENTATIONS AND WARRANTIES OF BUYER

SECTION 7.1:   Representations and Warranties of Buyer

         Buyer represents and warrants to Seller that:

     (a)  Buyer is Doblique Energy Corporation.

     (b) This Agreement constitutes the valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

     (c) Buyer is acquiring Seller's interest in the Personalty, Properties and the Existing Wells as outlined on Exhibit "A" and represents that it has had the ability to perform an independent examination and inspection of the accounting, land, legal and well files of Seller.

     (d) The execution and delivery of this Agreement will not violate any provision of or constitute a default under any statute, or any order, rule or regulation of any court or governmental agency into which Buyer is subject.

     (e) Upon cessation of production, Buyer will properly plug and abandon all producing and/or non-producing wells upon said Properties which wells now exist or which may exist in the future, in accordance with state and federal regulatory requirements.

     (f) Buyer has had the opportunity to inspect the oil and gas properties outlined on Exhibit "A" and has had the opportunity to satisfy itself as to the current operating condition of the Properties.

     (g) Buyer will promptly file after Closing with the American Stock Exchange a "Supplemental Listing Application" listing the common shares underlying the Convertible Preferred Stock issued to the Seller hereunder, and shall use all prudent and reasonable efforts to cause such Supplemental Listing Application to be approved by the American Stock Exchange.

     (h)  Buyer is qualified to do business in Texas.




                                    9 of 18

                                  ARTICLE VIII

Section 8.1              Securities Laws and Compliance

         The parties will arrange for and effect all necessary procedures under the requirements of applicable federal and state securities laws, including those of the Securities and Exchange Commission and the state securities boards promulgated thereunder to the extent that this Agreement is properly consummated to comply with all federal and state securities registration requirements, or to take full advantage of any appropriate exemptions therefrom, and otherwise to be in accord with all federal and state securities law anti-fraud restrictions.

     A. KNOWLEDGE RESPECTING ACQUIRING PROCEDURES. Buyer and Seller each represent, respectively, and acknowledge that:

          1.   In the case of Seller:

               (a) Seller knows, or has had the opportunity to acquire, all information concerning the business, affairs, financial condition and prospects of S.O.I. Industries, Inc. which it deems relevant to make a fully informed decision regarding the consummation of the transaction contemplated hereby, and

               (b) Seller has been supplied with, or had the opportunity to review, copies of all Forms 10-KSB, 10-QSB and 8-K, and all proxy statements filed by S.O.I. Industries, Inc. within the two year period immediately preceding the date of this Agreement. Without limiting the foregoing, Seller understands and acknowledges that neither S.O.I. Industries, Inc. nor anyone acting on its behalf has made any representations or warranties other than those contained herein regarding S.O.I. Industries, Inc. or the future conduct of S.O.I. Industries, Inc.'s business or of its subsidiary's business, Doblique Energy Corporation and Seller has not relied upon any representations or warranties other than those contained herein.

          2.   In the case of Buyer:

               (a) Buyer has had the opportunity to acquire all information concerning the Properties which it deems relevant to make a fully informed decision regarding the consummation of the transaction contemplated hereby.

     B. STATUS OF SHARES TO BE ISSUED. Seller agrees, acknowledges, and confirms that it has been advised and understands as follows:

          1. It is acquiring the securities (shares of S.O.I. Industries, Inc.) without a view to any distribution or resale, which may be made without violating the registration provisions of the Securities Act of 1933, as amended (the "1933 Act") or applicable state law. The shares of S.O.I. Industries, Inc. are "restricted securities" within the meaning of Rule 144 under the 1933 Act and have not been registered under the 1933 Act or the laws of any state:




                                    10 of 18

          2. There shall be endorsed on the certificates evidencing the shares of S.O.I. Industries, Inc. stock delivered at closing legends substantially similar to the following:

               "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR THE SECURITIES LAWS OF ANY STATE OR JURISDICTION. THE SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR DISTRIBUTED IN THE ABSENCE OF:
               (1) AN EFFECTIVE REGISTRATION STATEMENT REGISTERING THE SHARES UNDER THE SECURITIES ACT OF 1933, ANY APPLICABLE STATE LAW, OR IN LIEU THEREOF, OR (2) AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE ISSUER OF THE SHARES, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACTS".

               "A FULL STATEMENT OF ALL THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF SHARES WHICH THE CORPORATION IS AUTHORIZED TO ISSUE IS SET FORTH IN THE ARTICLES OF INCORPORATION AND THE AMENDMENTS THERETO ON FILE IN THE OFFICE OF THE SECRETARY OF STATE AND THE CORPORATION WILL FURNISH A COPY OF SAID STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS."

          3. Except under certain limited circumstances, the restrictions on the transfer of the securities will also apply to all the shares of capital stock or other securities issued to or otherwise acquired with respect to such shares including, without limitation, shares and securities issued or acquired as a result of any stock dividend, stock split or exchange or any distribution of shares or securities pursuant to any corporate reorganization, reclassification or similar event.

     C. INDEMNIFICATION BY PARTIES. If at any time in the future Seller should offer, sell, assign, pledge, hypothecate, transfer, or otherwise dispose of any of securities without registration under the 1933 Act, as amended, or such similar federal statute as may then be in effect, each of the parties hereby agree to indemnify and hold harmless the other party against any and all claims, liabilities, penalties, costs and expenses that may be asserted against or suffered by such party as a result of such disposition.

     D. INVESTMENT CERTIFICATE. Seller will execute an investor representation letter, substantially in the form set out in Exhibit "C" hereto, acknowledging the restrictions on the Common Stock issued pursuant to this Agreement.

     E. PIGGYBACK RIGHTS OF SELLER. Parent hereby grants to Seller "piggyback rights" to register the shares of common stock which are ultimately issued to Seller under this Agreement. Parent shall notify Seller of its intent to file a registration statement covering its common stock or other securities under the 1933 Act. Such notice from Parent shall set forth the types of securities to be registered, and other information, if applicable, such as the maximum proposed offering price, commissions and discounts in connection therewith,




                                    11 of 18
         and other relevant information. For the purposes of these registration rights, the common stock underlying the Preferred Stock issued to Seller pursuant to this Agreement, is herein referred to as "Registerable Shares". Upon the written request from Seller, given within fifteen (15) business days after receipt of any such notice, to register any Registerable Shares (which request shall specify the common stock intended to be sold or disposed of by such stockholders and shall state the intended method of disposition of such common stock by the prospective Seller), Parent shall use all commercially reasonable efforts to cause all such Registerable Shares to be registered under the 1933 Act and applicable state law so that such times and in such manner as Seller determine in accordance with the terms of the applicable prospectus.

                                   ARTICLE IX

                                  MISCELLANEOUS

SECTION 9.1:  Notice

         Any notice or other communication required or permitted to be given under this Agreement must be in writing, and may be given by depositing the same in the United States mail, certified delivery, return receipt requested, properly addressed as provided below. Notice deposited in the mail in the manner provided above shall be effective and shall be deemed received upon the expiration of three business days.

         For purposes of notices hereunder, the addresses of the parties shall be as follows:

         Seller:          Magnum Hunter Production, Inc.
                          600 East Las Colinas Blvd., Suite 1200
                          Suite 1200
                          Irving, Texas 75039
                          Attn:   Mr. Richard R. Frazier
                                  President

         Buyer or         S.O.I. Industries, Inc.
         Buyer's Parent:  Doblique Energy Corporation
                          16910 Dallas Parkway, Suite 100
                          Dallas, Texas 75248
                          Attn:   Mr. Kevin B. Halter
                                  President

         Any party may change its address for the giving of notice hereunder at any time by giving notice of change in the manner specified above.

SECTION 9.2:   Survival of Representations, Warranties, Covenants and Agreements

         The representation, warranties, covenants and agreements of Buyer and Seller set forth herein shall survive the Closing.




                                    12 of 18

SECTION  9.3:  Waiver

         No term or condition of this Agreement shall be deemed to have been waived nor shall there be any estoppel to enforce any provision of this Agreement except by written instrument of the party charged waiver or estoppel.

SECTION 9.4:   Entire Agreement

         This Agreement constitutes the entire agreement and understanding between the parties hereto and may not be modified or amended except in writing signed by the parties hereto:

SECTION 9.5:   Expense

         Buyer and Seller shall each pay their respective expenses and costs in connection with this Agreement and the transactions contemplated thereby.

SECTION 9.6:   Heading

         Descriptive headings are used for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

SECTION 9.7:   Applicable Law

         This Agreement shall be governed by and interpreted in accordance with laws of the State of Texas applicable to contracts made and performed entirely therein.

SECTION 9.8:   Binding Effect

         This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their successors and assigns; provided, no assignment by either party shall be made without the express written consent of the other party and if such consent is granted, no assignment shall relieve such party of any of its obligations hereunder.

SECTION 9.9:   Assignment of Agreements and Covenants

         Neither Buyer nor Seller shall assign or delegate this Agreement to a third party without the prior written consent of the other party hereto.

SECTION 9:10:  Indemnification/Risk of Loss

         Risk of Loss to the Properties, Existing Wells and Personalty shall be upon Seller until the time of Closing. At Closing, said risk of loss shall pass to Buyer. Notwithstanding anything to the contrary herein, Seller shall indemnify and hold Buyer free and harmless from liability for any and all costs, expenses and causes of action of every kind and character in connection with the Personalty, Properties and the Existing Wells for events occurring prior to the Closing Date. Likewise, notwithstanding anything to the contrary herein, Buyer shall indemnify and hold Seller free and harmless from liability for any and all costs, expenses and causes of action of every kind and character in connection with the Personalty, Properties and the Existing Wells for events occurring after the Closing Date.




                                    13 of 18

SECTION 9.11:  Signature in Counterparts

         This Agreement may be signed in multiple counterparts by the Buyer and Seller, each of which, when taken together, shall constitute the original document.

SECTION 9.12:  Brokers

     Each party agrees that it will hold the other party harmless from any claim by any broker or finder asserting it was employed by such party in connection with the transactions contemplated hereby. SECTION 9.13: Post Closing Signatures

         Each of the parties hereto agree to execute any and all mutually-acceptable documents so as to vest title to Buyer in the interests and the properties outlined on the attached Exhibit "A", which is attached hereto and incorporated herein.




                                    "SELLER"

WITNESS:                                        MAGNUM HUNTER PRODUCTION, INC.


  /s/ Steven P. Smart                           /s/ Richard R. Frazier
------------------------                    ---------------------------------
                                               Richard R. Frazier
                                               President


                                     "BUYER"


ATTEST:                                          DOBLIQUE ENERGY CORPORATION
 (Corporate Seal)

   /s/ Kevin B. Halter, Jr.                     /s/ Kevin B. Halter
------------------------                    ---------------------------------
Secretary                                      Kevin B. Halter
                                               President


                            "BUYER'S PARENT COMPANY"


ATTEST:                                              S.O.I. INDUSTRIES, INC.
  (Corporate Seal)


   /s/ Kevin B. Halter, Jr.                    /s/ Kevin B. Halter
-------------------------                   ---------------------------------
Secretary                                      Kevin B. Halter
                                               President






                                    14 of 18

                                 ACKNOWLEDGMENTS


STATE OF TEXAS      ss.
COUNTY OF DALLAS    ss.

     The foregoing instrument was acknowledged before me this the 4th day of November 1996, by RICHARD R. FRAZIER as President of MAGNUM HUNTER PRODUCTION, INC. on behalf of the corporation.

                                                 /s/  Vicki Newman
                                              ------------------------------
                                                 Notary Public
My Commission Expires:
 02-01-1997





STATE OF TEXAS      ss.
COUNTY OF DALLAS    ss.

         The foregoing instrument was acknowledged before me this the 4th day of November, 1996, by KEVIN B. HALTER, as President of DOBLIQUE ENERGY CORPORATION, on behalf of the corporation.

                                                 /s/ Vicki Newman
                                              ------------------------------
                                                  Notary Public
My Commission Expires:
     02-01-1997




STATE OF TEXAS      ss.
COUNTY OF DALLAS    ss.

     The foregoing instrument was acknowledged before me this the 4th day of November, 1996, by KEVIN B. HALTER, as President of S.O.I. INDUSTRIES, INC. on behalf of the corporation.

                                                  /s/ Vicki Newman
                                               ------------------------------
                                                   Notary Public
My Commission Expires:
    02-01-1997





                                    15 of 18

                                EXHIBIT "A"

--------------------------------------------------------------------------------------------------------------------------
                Well Name                           County/State             Working    Net Revenue    OH Rate Per Well
                                                                             Interest     Interest
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Maveety State Gas Com #8                   Lea Co., New Mexico                  0.25000      0.10938 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Maveety State Gas Com #9                   Lea Co., New Mexico                  0.25000      0.10938 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Vest A #1                                  Winkler Co., Texas                   0.50000      0.39869               $113.90
---------------------------------------------------------------------------------------------------------------------------
Bell A #3                                  Winkler Co., Texas                   0.50000      0.37500               $341.69
---------------------------------------------------------------------------------------------------------------------------
Kermit A #1,2,3,4                          Winkler Co., Texas                   0.50000      0.31248               $113.90
---------------------------------------------------------------------------------------------------------------------------
Bell A #1 & 2                              Winkler Co., Texas                   0.25000      0.18750 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Mowles 30-2                                Dewey Co., Oklahoma                 ORRI          0.00057 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Rounds 1-30                                Dewey Co., Oklahoma                 ORRI          0.00568 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Bledsoe 1-26                               LeFlore Co., Oklahoma                0.03125      0.02539 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Wasson #2                                  LeFlore Co., Oklahoma                0.02933      0.02742 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Wasson #1-3                                LeFlore Co., Oklahoma                0.12500      0.10966 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Nortwest Dower Unit                        Beaver Co., Oklahoma                 0.00865      0.00757 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
SE Cement Permian Sand Unit                Caddo Co., Oklahoma                  1.00000      0.77213               $368.06
---------------------------------------------------------------------------------------------------------------------------
NW Cement Permian Sand Unit                Caddo Co., Oklahoma                  0.78843      0.64622               $368.06
---------------------------------------------------------------------------------------------------------------------------
Geraldine 1-6                              Beaver Co., Oklahoma                 0.18422      0.14968 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Kidwell 14-1                               McClain Co., Oklahoma               ORRI          0.01330 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Brooks 23-1 NHNE                           McClain Co., Oklahoma               ORRI          0.00446 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Wilson Unit Tulip Creek SESE               McClain Co., Oklahoma                0.08242      0.07212 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Megamet #1-36                              McClain Co., Oklahoma               ORRI          0.00562 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Hawley West Miss Unit                      Grant Co., Oklahoma                  0.07636      0.06869 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Harold L Rogers EHNW                       Garvin Co., Oklahoma                 1.00000      0.87500               $518.20
---------------------------------------------------------------------------------------------------------------------------
Rogers Unit SWNW                           Garvin Co., Oklahoma                 0.85000      0.74375               $363.45
---------------------------------------------------------------------------------------------------------------------------
West Short Junction                        Cleveland Co., Oklahoma              0.00855      0.00684 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Jerome Berryman #1 (Wellbore Only)         Ellis Co., Oklahoma                  0.21875      0.19141 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Car #19-4 (Wellbore Only)                  Roger Mills Co., Oklahoma            0.01053      0.00921 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Dean #1 (Wellbore Only)                    Roger Mills Co., Oklahoma            0.02633      0.02303 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
T&S #1-19 (Wellbore Only)                  Roger Mills Co., Oklahoma            0.02633      0.02303 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Patton #1-19 (Wellbore Only)               Roger Mills Co., Oklahoma            0.02633      0.02303 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Salisbury #1-11                            Woodward Co., Oklahoma               0.12500      0.10156 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Young Estate #2-12                         Woodward Co., Oklahoma               0.04688      0.04004 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Wakita Red Fork Unit                       Grant Co., Oklahoma                  0.06971      0.05576 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Wasson #3                                  LeFlore Co., Oklahoma               ORRI          0.01880 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Williams, Pearl #1                         Irion Co., Texas                     0.42740      0.33390 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Winterbotham #1                            Irion Co., Texas                     0.39270      0.30630 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Winterbotham A #1                          Irion Co., Texas                     0.31890      0.24140 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Beville, Tennis #1                         Wise Co., Texas                      0.25000      0.19940 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Teague Gas Unit #3-1                       Freestone Co., Texas                 0.02630      0.02020 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Sadler Penn Unit                           Grayson Co., Texas                   0.08285      0.07250 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Teague Gas Unit #3-2                       Freestone Co., Texas                 0.02630      0.02020 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Balcom Gas Unit PUD                        Shelby Co., Texas                    0.43750      0.33690 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Hemus-Redgrave #1                          Rusk Co., Texas                     ORRI          0.00094 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Tully #1                                   Payne Co., Oklahoma                  0.25000      0.19181 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Arthur PUD Location                        Payne Co., Oklahoma                  0.25000      0.19181 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Arthur #1 & #2                             Payne Co., Oklahoma                  0.25000      0.19181 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Dorsey #2                                  Payne Co., Oklahoma                  0.25000      0.19181 Outside Operated
---------------------------------------------------------------------------------------------------------------------------
Hand, Letha #1                             Shackelford Co., Texas               1.00000      0.75000               $100.00
---------------------------------------------------------------------------------------------------------------------------
Ledbetter, OH #1                           Shackelford Co., Texas               1.00000      0.75000               $150.00
---------------------------------------------------------------------------------------------------------------------------
Leigh, Kristi #1                           Shackelford Co., Texas               1.00000      0.75000               $100.00
---------------------------------------------------------------------------------------------------------------------------
Reno #1                                    Shackelford Co., Texas               1.00000      0.75000               $100.00
---------------------------------------------------------------------------------------------------------------------------
Nell #1 (G. Thomas)                        Shackelford Co., Texas               1.00000      0.81250               $150.00
---------------------------------------------------------------------------------------------------------------------------
Clair Ledbetter #1 (C. Smith)              Shackelford Co., Texas               1.00000      0.81250               $150.00
---------------------------------------------------------------------------------------------------------------------------
Miss "O" SWD Well                          Shackelford Co., Texas               1.00000      1.00000               $100.00
---------------------------------------------------------------------------------------------------------------------------
W.L. Gray Unit #1                          Fort Bend Co., Texas                 0.10000      0.08215 Outside Operated
---------------------------------------------------------------------------------------------------------------------------



                                    16 of 18

                                   EXHIBIT "B"



        To that Purchase and Sale Agreement By and Among Magnum Hunter Production, Inc., as Seller, and Doblique Energy Corporation, as Buyer, dated this 4th day of November, 1996.



                                  GAS BALANCING


                      OVERAGE

                                            T&S                      17,513 mcf
                                            Dean                      2,323 mcf
                                                                     19,836 mcf


                      UNDERAGE

                                            Patton                  -26,319 mcf

                                                                   -  6,483 mcf


                      Amount due Seller             6,483 x $2.42 = $15,689.00
                                                                    ==========








                                    17 of 18

                                   EXHIBIT "C"



        To That Purchase and Sale Agreement By and Among Magnum Hunter Production, Inc., as Seller, and Doblique Energy Corporation, as Buyer, dated this 4th day of November, 1996.


                             INVESTMENT CERTIFICATE

          The undersigned corporation Magnum Hunter Production, Inc., (herein referred to as "Magnum"), hereby warrants and represents to S.O.I. Industries, Inc. the following:

          1. That in acquiring 120,000 shares of Convertible Preferred Stock (restricted) of S.O.I. Industries, Inc. warrant that they are taking such shares for investment purposes only and fully understand the concept.

          2. That Magnum considers himself an "accredited investor" as that term is known in the securities industry in that he does not need nor require the protection afforded to him by filing of a registration statement with the United States Securities and Exchange Commission in regard to this transaction.

          3. That Magnum has other investments and financial commitments which enable it to take the aforementioned shares for a long-term indefinite investment period.

          4. The parties hereto have agreed that all shares being acquired are "restricted securities" as that term is defined under SEC Rule 144 and may have to be held for an indefinite period of time. Certificates representing the restricted securities will have a restrictive legend.

          5. It is understood by Magnum that transfer by it of the restrictive securities which are the subject of this Investment Certificate will not be effected unless a Registration Statement is in effect with regard thereto or unless an exemption from registration is available.

DATED this 4th day of November, 1996.

                                                Magnum Hunter Production, Inc.


                                                      /s/ Richard Frazier
                                                 ------------------------------
                                                   Name:        Richard Frazier
                                                   Title:        President



                                    18 of 18

                                   EXHIBIT "D"


                           CERTIFICATE OF DESIGNATION



         Series A Preferred Stock:

         Section 1. Designation and Amount. The shares of such series shares be designated as Series A "Convertible Preferred Stock" ( the "Convertible Preferred Stock") and the number of shares constituting the Convertible Preferred Stock shall be 1,000,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Convertible Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Convertible Preferred Stock.

         Section 2.     Conversion Rights.

a. Right to Convert. Each share of Convertible Preferred Stock may be converted at the option of the holder thereof at any time and without the payment of any additional consideration thereof, into equal number of fully paid, nonassessable shares of common stock $.0002 par value per share, of the Corporation (the "Common Stock").

b. Mechanics of Conversion. In order to convert Convertible Preferred Stock into shares of Common Stock, the holder shall surrender the certificate or certificates thereof, duly endorsed, to the office of the Corporation s transfer agent for the Convertible Preferred Stock; provided, however, that the Corporation shall not be obligated to issue certificates evidencing shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of Convertible Preferred Stock are delivered to the Corporation s transfer agent as provided above, or the holder notifies the Corporation s transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.

         Section 3.    Corporate Events.

a. Notices of Record Date. In the event of (i) any declaration by the Corporation of a record date of the holders of any class of securities for the purposes of determining the holders thereof who are entitled to receive any dividend or distribution or (ii) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation and any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Convertible Preferred Stock at least 10 days prior to the record date specified herein, a notice specifying (A) the date on which any such record date is to be declared for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the



Exhibit "D" -- Page 1
     date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (C) the time, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) become eligible to receive securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution or winding up.

         Section 4. Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common stock solely for the purpose of effecting the conversion of shares of Convertible Preferred Stock, such number of its shares of Common Stock as shall from time be sufficient to effect the conversion of all then outstanding shares of Convertible Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to affect the conversion of all then outstanding shares of the Convertible Preferred Stock, the Corporation will take such corporate action as may be necessary to increases its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

         Section 5. Voting Rights. The holders of convertible Preferred Stock will not have any voting rights except as set forth below or as otherwise from time to time required by law. The affirmative vote or consent of the holders of at least a majority of the outstanding shares of Convertible Preferred Stock, voting separately as a class, will be required for an amendment, alteration or repeal of the Corporation s Certificate of Incorporation (including any certificate of designation of preferences) if, and only if, the amendment, alteration or repeal adversely affects the powers, preferences or special rights of the Convertible Preferred Stock.

         To the extent that under Delaware law the vote of the holders of the Convertible Preferred Stock, voting separately as a class, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the outstanding shares of the Convertible Preferred Stock shall constitute the approval of such action by the class. To the extent that under Delaware law the holders of the Convertible Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Convertible Preferred Stock shall be entitled to one vote. Holders of the Convertible Preferred Stock shall be entitled to notice of all shareholders meetings or written consents with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation s by laws and applicable statutes.

         Section 6. Protective Provisions. So long as shares of Convertible Preferred Stock are outstanding the Corporation shall not take any action that would impair the rights of the holders of the Convertible Preferred Stock set forth herein and shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Convertible Preferred Stock:




Exhibit "D" -- Page 2

     a. alter or change the rights, preferences or privileges of the shares of the Convertible Preferred Stock or an other securities so as to affect adversely the Convertible Preferred Stock;

     b. create any new class or series of stock having a preference over the Convertible Preferred Stock; or

     c. do any act or thing which would result in taxation of the holders of shares of the Convertible Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereinafter from time to time amended).




   /s/ Kevin B. Halter                                 /s/ Kevin B. Halter, Jr.
------------------------                             --------------------------
President                                            Corporate Secretary
S.O.I. Industries, Inc.                              S.O.I.  Industries, Inc.


       November 4, 1996                                  November 4, 1996
Date:____________________                         Date:______________________




Exhibit "D" -- Page 3

                         CERTIFICATE OF DESIGNATIONS OF
                      CONVERTIBLE SERIES A PREFERRED STOCK

                                       OF

                            S.O.I. INDUSTRIES, INC.


     I, Kevin B. Halter, am the Chief Executive Officer of S.O.I. Industries, Inc. organized and existing under the laws of the State of Delaware (the "Corporation"), in accordance with the provisions of The Delaware General Corporation Law.

     That pursuant to the authority conferred upon the Corporation s Board of Directors (the "Board of Directors") by the Certificate of Incorporation, as amended, of the said Corporation, originally filed in the office of the Secretary of State of Delaware on November 28, 1995, the said Board of Directors, pursuant to a unanimous written consent signed as of November 1, 1996 (which is the effective date hereof) adopted the following resolutions regarding its Convertible Series A Preferred Stock to read as follows:

     RESOLVED, that pursuant to the authority vested in Board of Directors of this Corporation in accordance with the provisions of its Certificate of Incorporation , as amended, a series of preferred stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the powers, preferences, and relative, participating, optional, redemption, and other special rights of the shares of such series, and the qualifications, limitations, or restrictions thereof are as described on Exhibit A attached hereto.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations of Series A Preferred Stock to be duly executed by the Corporation s duly authorized officer as shown below and attested to by its Secretary, this 1st day of November, 1996.


S.O.I. INDUSTRIES, INC.

           /s/ Kevin B. Halter
By: __________________________________
       Kevin B. Halter, Chairman



ATTEST:

       /s/ Kevin B. Halter, Jr.
----------------------------------
Secretary




Exhibit "D" -- Page 4

                            Secretary's Certificate


         The undersigned, KEVIN B. HALTER, JR. hereby certifies that he is the duly elected, qualified and acting Secretary of S.O.I. Industries, Inc., a Delaware corporation (the "Corporation"), and that as such he is familiar with the facts herein certified and is duly authorized to certify the same and does hereby further certify as follows:

         Attached hereto is a true and correct copy of certain resolutions duly and validly adopted by unanimous consent of the Board of Directors of the Corporation on November 1, 1996. Such resolutions are still in full force and effect, and have not been revoked, suspended or modified in any manner.

         IN WITNESS WHEREOF, I have executed this certificate the 4th day of November, 1996, and affixed the seal of the Corporation.


   /s/ Kevin B. Halter, Jr.
-----------------------------
Kevin B. Halter, Jr., Secretary



(SEAL)




Exhibit "D" -- Page 5

                                  Exhibit 10.1

                              TERM PROMISSORY NOTE


November 4, 1996                                                 Dallas, Texas

         FOR VALUE RECEIVED, Doblique Energy Corporation, a Texas corporation, (herein referred to as "Maker"), promises to pay to Magnum Hunter Production, Inc., a Texas corporation, (herein referred to as "Magnum"), the principal amount of One Million Seven Hundred Fifteen Thousand Six Hundred Eighty-Nine Dollars and No/100 ($1,715,689.00), with interest at the rate of twelve percent (12%) per annum, as follows:

1. Place of Payment. All payments shall be made to Magnum at 600 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039, or at such other place as Magnum may, from time to time, designate in writing. Payments should be made to the attention of Gary C. Evans, Chairman, until further notice.

2.   Security. Payment of the Note shall be secured by the following:

     a. Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement from the Maker to Magnum covering the oil and gas properties pledged by Maker; and

     b.   Borrower Pledge Agreement.

3.       Term.  This Note is due and payable November 1, 1999.

4. Repayment. Payment in the amount of One Hundred Thousand Dollars and No/100 is due November 20, 1996. Thereafter, payments are due and payable monthly beginning December 1, 1996 from one hundred percent (100%) of the net oil and gas income, after lease operating expenses and monthly management fees due to Gruy Petroleum Management Co., and will be applied first to interest, then to principal reductions of the loan.

5. Prepayment. This Note may be prepaid in full or in part at any time without penalty.

6. Default Remedies.  In the event of a default hereunder,  Maker shall have ten
(10) days after receiving written notice of such default from Magnum in which to cure such default. If Maker fails to cure such default within such ten (10) day period, the entire unpaid principal balance of this Note shall immediately be due and payable at the option of Magnum.

7. Cumulative Rights. No delay on the part of Magnum in the exercise of any power or right under this Note or under any other instrument executed pursuant hereto shall operate as a waiver thereof, nor shall a single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right.

8. Waiver. Except as expressly otherwise provided for herein, Maker and all other endorsers, sureties and guaranties of this Note waive demand, presentment for payment, protest, notice of dishonor, notice of nonpayment, notice of intention to accelerate, notice of protest and any and all lack of diligence or delay in collection or the filing of suit hereon which may occur, and agree to all extensions and partial payments, before or after maturity, without prejudice to Magnum.

9. Cost of Collection. In the event that Maker default hereunder, and in the event that this Note is placed in the hands of an attorney for collection, or in the event that this Note is collected in whole or in part through legal proceedings of any nature, there shall be added to the unpaid principal balance hereof all reasonable costs of collection including, but not limited to, reasonable attorneys' fees, whether or not suit is filed.

10. Governing Law. This Note shall be construed in accordance with the laws of the State of Texas.

11. Headings. The headings of the sections of this Note are inserted for convenience only and shall not be deemed to constitute a part hereof.

12. Usury. All agreements between Maker and Magnum, whether now existing or hereafter arising and whether written or oral, are expressly limited so that no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid, to Magnum for the indebtedness hereunder, exceed the maximum amount permissible under applicable law. If fulfillment of any provision of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, involve transcending the limit of validity, prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances Magnum shall ever receive as interest under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owning under this Note or on account of any other indebtedness of Maker to Magnum relating to this Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to Maker. In determining whether or not the interest paid or payable with respect to any indebtedness of Maker to Magnum or the holder hereof, under any specific contingency, exceeds the highest lawful rate, Maker and Magnum or the holder hereof shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof, and/or (d) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law. The terms and provisions of this section shall control and supersede every other conflicting provision of all agreements between Maker and Magnum.

13. Successors and Assigns. All of the stipulations, promises and agreements in this Note contained by or on behalf of Maker and Magnum shall bind the successors and assigns of Maker and Magnum, and shall inure to the benefit of the successors and assigns of Maker and Magnum.

14. Severability. In the event any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other provision hereof, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year first written above.





                                                  Doblique Energy Corporation

                                                       /s/ Kevin B. Halter
                                                  By:_______________________
                                                       Kevin B. Halter
                                                       President